                                                                    EXHIBIT 10.2

                       AMENDMENT TO 1998 STOCK OPTION PLAN

     netLibrary, Inc., a Delaware corporation (formerly Interactive Knowledge,
Inc) does hereby amend the Interactive Knowledge, Inc. 1998 Stock Option Plan, as amended (the "Option Plan") as follows:

     The first sentence of Article IV, Section 4.1 of the Option Plan is amended in its entirety to read as follows:

          4.1 Number of Shares. The total number of Shares as to which the Options may be granted pursuant to the Plan shall be 5,021,666 in the aggregate.

     IN WITNESS WHEREOF, this Amendment to the Interactive Knowledge, Inc. 1998 Stock Option Plan has been signed and is effective the 18th day of February, 2000.

                                            NETLIBRARY, INC.


                                            By: /s/ TIMOTHY R. SCHIEWE
                                              ---------------------------------
                                            Name:  Timothy R. Schiewe
                                            Title: President